AIRCRE contracts

Second AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of February 5, 2024 , by and between Flynn-Adolfo Associates, L.P., a California limited partnership By: Flynn-Adolfo LLC, General Partner By: TOLD Corporation, Manager ("Lessor") and Qualstar Corporation, a California corporation ("Lessee").

WHEREAS, on or about February 14, 2019 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as (street address, city, state, zip): 1267 Flynn Road, Camarillo, CA 93012 (the "Premises"), and

WHEREAS, Lessor and Lessee ☑ have ☐ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☑ TERM: The Expiration Date is hereby ☐ advanced ☑ extended to July 31, 2027 .

☐ AGREED USE: The Agreed Use is hereby modified to: ____ .

☑ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: August 1, 2024 to July 31, 2025 - $12,883 per month; August 1, 2025 to July 31, 2026 - $13,269 per month; August 1, 2026 to July 31, 2027 - $13,668 per month .

Continuing additional monthly charges unchanged by this amendment: $100 HVAC Maintenance Fee.

☑ OTHER: a.) Security Deposit shall be increased to $17,085 upon payment from Lessee to Lessor in the amount of $3,143 due on or before August 1, 2024. b.) Base Year will be 2024 effective August 1, 2024 .

This Amendment shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Amendment and any uncertainty and ambiguity shall not be interpreted against any one party. Signatures to this Amendment accomplished by means of electronic signature or similar technology shall be legal and binding.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

EXECUTED as of the day and year first above written.

See Next Page for Signatures

By Lessor: INITIALS

By Lessee: INITIALS

Flynn-Adolfo Associates, L.P., a California limited partnership By: Flynn-Adolfo LLC, General Partner By: TOLD Corporation, Manager

By: ______________________

Name Printed: Rod Gilbert

Title: President

Phone: 805-388-4757

Fax: 805-388-9037

Email: rod@west.net

By: ______________________

Name Printed: ____

Title: ____

Phone: ____

Fax: ____

Email: ____

Address: 621 Via Alondra, Suite 602, Camarillo, CA 93012

Federal ID No.: to be provided upon request

Qualstar Corporation, a California corporation

By: ______________________

Name Printed: Steven N. Bronson

Title: President & CEO

Phone: ____

Fax: ____

Email: ____

By: ______________________

Name Printed: Arun Vaishampayan

Title: Vice President

Phone: ____

Fax: ____

Email: ____

Address: 1267 Flynn Road, Camarillo, CA 93012

Federal ID No.: to be provided upon request

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INITIALS

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INITIALS